UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2012

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Coventry Health Care, Inc. (“Coventry”) was held on November 21, 2012. A total of 104,941,398 shares of Coventry’s common stock, out of a total of 134,426,998 shares of common stock outstanding and entitled to vote as of October 15, 2012 (the record date for the Special Meeting), were present in person or represented by proxy. A summary of the voting results for the following proposals, each of which is described in detail in Coventry’s proxy statement dated October 17, 2012 which was first mailed to Coventry’s stockholders on or about October 19, 2012, is set forth below:

Proposal 1: Adoption of the Merger Agreement

Coventry’s stockholders adopted the Agreement and Plan of Merger, dated as of August 19, 2012, as amended, and as may be amended further (the “Merger Agreement”), among Coventry, Aetna Inc. (“Aetna”), a Pennsylvania corporation, and Jaguar Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Aetna. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions
104,152,422	708,938	80,038

Proposal 2: Adjournment of the Special Meeting

Because the holders of a majority of the outstanding shares approved the proposal to adopt the Merger Agreement, the vote on the proposal to approve the adjournment of the Special Meeting if there had not been sufficient votes to adopt the Merger Agreement was not called.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of “Golden Parachute” Compensation Payments

Coventry’s stockholders, on an advisory (non-binding) basis, did not approve the “golden parachute” compensation payments that will or may become payable by Coventry to its named executive officers in connection with the merger. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions
36,772,389	67,121,819	1,047,190

Item 8.01	Other Events.

On November 21, 2012, Coventry issued a press release announcing the results of the stockholder vote on Proposal 1 at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Coventry Health Care, Inc., dated November 21, 2012.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
John J. Ruhlmann
Senior Vice President and Corporate Controller

Dated:	November 21, 2012

Exhibits

Exhibit Number	Description

99.1	Press Release issued by Coventry Health Care, Inc., dated November 21, 2012.